SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K
__________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 14, 2008

BEDMINSTER NATIONAL CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	333-127329	20-2779605
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

90 Washington Valley Road
Bedminster, New Jersey 07921
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(908) 719-8941
(ISSUER TELEPHONE NUMBER)
(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

On January 14, 2008, the Company entered into an amendment to its (i) Promissory Note dated June 26, 2007 between Dutchess Private Equities Fund, Ltd. (“Dutchess”), on the one hand (“Promissory Note”); and (ii) the Security Agreement dated June 26, 2007 between Dutchess and the Company Metropolitan Computing Corp. (“MCC”) (collectively, the “Agreements”).  Pursuant to the amendment the parties agreed to the following:

1.
The Agreements remain in full force and effect, except as set forth below, and any other financing agreements between Dutchess and Bedminster remain in full force and effect and are not effected in any way by this Amendment.

2.	Bedminster shall provide a warrant to Dutchess to purchase up to 8,584,000 shares of common stock with an exercise price of par.

3.	Paul Patrizio, and those entities under the control of Mr. Patrizio pledged all Bedminster shares held by them, (the “Shares”), to Dutchess.

4.
Bedminster acknowledges that it has failed to make at least three required payments under the Promissory Note, totaling approximately $147,005, and that its current indebtedness to Dutchess is approximately $1,327,611.92 as of January 10, 2008.

5.	Bedminster shall timely make the payments set forth below to Dutchess with monthly payments due on or before the first day of each month:

January 15, 2008	Five thousand dollars ($5,000)/month
February 1, 2008 – April 1, 2008	Five thousand dollars ($5,000)/month
May 1, 2008 – June 1, 2008	Interest only payments based upon outstanding principal on the Promissory Note/month
July 1, 2008 – December 1, 2008	Twenty-five thousand dollars ($25,000)/month
January 1, 2009 – March 1, 2009	Forty thousand dollars ($40,000)/month
April 1, 2009 – June 1, 2009	Fifty thousand dollars ($50,000)/month
July 1, 2009 and each month	Seventy thousand dollars ($70,000)/month
thereafter until the Face Amount is paid in full

6.
If, at any time after Closing, the Company receives financing from a third party (excluding Dutchess), the Company is required to pay to Dutchess twenty percent (20%) of the proceeds raised from the third party up to an aggregate amount of $3,000,000 (the “Threshold Amount”), and 100% of the proceeds raised from the third party in excess of the Threshold Amount.  The Company agrees to pay twenty percent (20%) of any proceeds raised by the Company up to the Threshold Amount and one hundred percent (100%) of any proceeds raised by the Company in excess of the Threshold Amount toward the Accelerated Repayment of the Promissory Note with Interest until such time as the Face Amount of the Promissory Note, including accrued interest and penalties, has been paid in full.

7.
The Company and Patrizio acknowledge that the failure to meet any of the obligations as described herein constitutes an Event of Default under the Agreements, and that in the Event of Default, the Escrow Agent shall be obligated to deliver the Shares to Dutchess.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)            Financial statements of business acquired:

  None

(b)            Exhibits

NUMBER	EXHIBIT
10.1	Letter of Amendment
10.2	Warrant No. January 2008 101
10.3	Share Pledge Agreement
10.4	Escrow Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bedminster National Corp.

By: /s/ Paul Patrizio
PAUL PATRIZIO
CEO

Dated: January 18, 2008